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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 1998
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                              BRUSH WELLMAN INC.
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            (exact name of registrant as specified in its charter)


Ohio                              1-7006                           34-0119320
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(State or other juris-          (Commission                 (IRS Employer
diction of incorporation)        File Number)                Identification No.)

17876 St. Clair Avenue           Cleveland, Ohio                   44110
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(Address of principal executive                                  (Zip Code)
offices)

Registrant's telephone number, including area code: (216) 486-4200
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Item 5.      Other Events
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             On July 27, 1998, Brush Wellman Inc. issued a press release, a copy of which is attached as Exhibit 99 hereto.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits
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             (C)  Exhibits

                  99   Press Release, dated July 27, 1998


                                  SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BRUSH WELLMAN INC.

Date:  July 27, 1998                    By: /s/ Carl Cramer
                                           ----------------------------
                                           Carl Cramer
                                           Vice President Finance and
                                           Chief Financial Officer




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                              INDEX TO EXHIBITS

Exhibit Number                                Description of Exhibit
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    99                                        Press Release, dated July 27, 1998














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